BancorpSouth, Inc. Financial Information As of June 30, 2013 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,”
“believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about expense savings related to the voluntary early retirement program, interest expense reduction related to the redemption of the trust preferred securities, long-term prospects for shareholder value, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the
Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Q2 Highlights
At and for the three months ended  June 30, 2013
Net income of $20.8 million, or $0.22 per diluted share
Announced the results of a Voluntary Early Retirement Program
Resulted in pre-tax non-operating charge of $10.9 million during the quarter
Projected annual pre-tax savings of $9 million, or $0.06 per share net of tax, when fully phased in
Announced redemption of $125 million of 8.15% Trust Preferred Securities
Expected to result in annual reduction of interest expense of $9.1 million, or $0.06 per share net of tax
Pre-tax non-operating charge of $2.9 million will be recorded in the third quarter of 2013 related to unamortized issuance costs
Generated net loan growth of $97.2 million, or 4.5% annualized
Mortgage production of $435.0 million, which contributed to mortgage lending revenue of
$17.9 million (including a positive MSR valuation adjustment of $5.3 million)
Insurance commission revenue of $25.9 million, which represents an increase of 12.6% on a comparable-quarter basis
Continued progress in improving credit quality metrics

Recent Operating Results
Dollars in millions, except per share data
6/30/13 3/31/13 6/30/12 vs 3/31/13
Net interest revenue 98.2 $         98.1 $         104.7 $       0.1% (6.2) %
Provision for credit losses 3.0 4.0 6.0 (25.0) (50.0)
Noninterest revenue 76.1 71.3 66.5 6.7 14.5
Noninterest expense 142.3 135.4 136.5 5.1 4.2
Income before income taxes 29.1 30.0 28.7 (3.2) 1.3
Income tax provision 8.3 9.2 8.1 (9.8) 2.9
Net income 20.8 $         20.8 $         20.6 $         (0.2) % 0.6%
Net income per share:  diluted 0.22 $         0.22 $         0.22 $         0.0% 0.0%
      Three Months Ended % Change
vs 6/30/12

Noninterest Revenue
Dollars in thousands
NM – Not Meaningful

6/30/13 3/31/13 6/30/12 vs 3/31/13
Mortgage lending revenue 17,892 12,346 11,040 44.9 62.1
Credit card, debit card and merchant fees 8,324 7,523 7,787 10.6 6.9
Deposit service charges 12,824 12,832 13,697 (0.1) (6.4)
Trust income 3,192 3,210 3,139 (0.6) 1.7
Security gains, net 3 19 177 NM NM
Insurance commissions 25,862 26,641 22,964 (2.9) 12.6
Other 8,012 8,747 7,664 (8.4) 4.5
Total noninterest revenue 76,109 $    71,318 $    66,468 $    6.7% 14.5%
% of total revenue 43.7% 42.1% 38.8%
Three Months Ended % Change
vs 6/30/12

Mortgage and Insurance Revenue
Dollars in thousands

Mortgage Lending Revenue
6/30/13 3/31/13 12/31/12 9/30/12 6/30/12
Origination revenue 10,471 $   9,187 $      15,131 $   15,326 $   13,119 $
Servicing revenue 3,908         3,827         3,879         3,610         3,495
MSR payoffs/paydowns (1,739)        (1,705)        (2,005)        (2,181)        (1,737)
MSR valuation adjustment 5,252         1,037         183            (3,206)        (3,837)
Total mortgage lending revenue 17,892 $   12,346 $   17,188 $   13,549 $   11,040 $
Production volume 434,966 $ 425,882 $ 549,392 $ 607,887 $ 444,136 $
Margin on production 2.41% 2.16% 2.75% 2.52% 2.95%
Insurance Commission Revenue
Property and casualty commissions 18,762 $   16,878 $   14,968 $   17,704 $   16,894 $
Life and health commissions 5,093         4,688         4,376         4,651         4,681
Risk management income 573            650            581            698            618
Other 1,434         4,425         577            466            771
Total insurance commissions 25,862 $   26,641 $   20,502 $   23,519 $   22,964 $
Three Months Ended

Loan Portfolio
Dollars in millions
Net loans and leases

As of
6/30/13 3/31/13 6/30/12
Commercial and industrial 1,553 $   1,481 $   1,498 $   19.5% 3.7%
Real estate:
Consumer mortgages 1,880      1,871      1,904      1.9      (1.3)
Home equity 482         482         496         (0.3)    (2.9)
Agricultural 238         249         252         (18.6) (5.6)
Commercial and industrial-owner occupied 1,376      1,335      1,289      12.2   6.7
Construction, acquisition and development 709         728         835         (10.2) (15.0)
Commercial 1,755      1,740      1,749      3.5      0.3
Credit Cards 103         99            101         18.1   2.1
Other 582         596         608         (9.2)    (4.3)
Total 8,679 $   8,582 $   8,732 $   4.5% (0.6)    %
vs 6/30/12
% Change
vs 3/31/13
Annualized

Provision for credit losses of $3.0 million declined from $4.0 million for the first quarter of 2013 and $6.0 million for the second quarter of 2012
NPLs decreased $39.1 million, or 18.9%, and NPAs declined $47.0 million, or 15.5%
OREO decreased $7.9 million, or 8.2%
48% of non-accrual loans were paying as agreed
Near-term delinquencies declined $3.2 million, or 13.0%, the lowest level dating back to pre-2009
Substandard classified loans declined $36.6 million, or 8.1%
Credit Quality Highlights

At and for the three months ended June 30, 2013
includes loans < 30 days past due with payments occurring at least quarterly “Paying as Agreed”

Non-Performing Loans
Dollars in millions
Net loans and leases

As of
6/30/13 3/31/13 6/30/12
Commercial and industrial 6.5 $       7.4 $       13.6 $     (12.1)    % (52.0) %
Real estate:
Consumer mortgages 37.6        41.3        39.4        (9.1)       (4.6)
Home equity 3.9           4.3           3.0           (9.6)       28.9
Agricultural 5.4           7.1           8.8           (23.4)    (38.5)
Commercial and industrial-owner occupied 21.1        25.5        32.0        (17.5)    (34.0)
Construction, acquisition and development 46.0        58.9        110.2      (21.9)    (58.2)
Commercial 42.6        56.5        52.0        (24.6)    (18.1)
Credit Cards 2.3           2.5           2.9           (8.7)       (18.9)
Other 2.5           3.3           5.1           (25.1)    (50.8)
Total 167.9 $   207.0 $   266.9 $   (18.9)    % (37.1) %
% Change
vs 3/31/13 vs 6/30/12

NPA Improvement

$64
$74
$98
$112
$186
$236
$302
$409
$394
$425
$380
$363
$322
$285
$267
$247
$234
$207
$168 $46
$47
$51
$62
$59
$59
$68
$83
$133
$136
$151
$163
$174
$168
$144
$128
$103
$96
$88
$110
$121
$149
$174
$246
$295
$370
$492
$528
$561
$531
$525
$496
$453
$411
$376
$337
$303
$256
$125
$250
$375
$500
$625
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13
NPLs OREO
$0
Dollars in millions
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned

Dollars in millions
Net charge-offs for the quarters ended as of the dates shown
Net Charge-offs
% Avg. Loans

$52
$33
$23
$24
$23
$12
$13
$11
$6
$5
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13
Net charge -offs Net charge -offs / average loans